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                            VAN KAMPEN EQUITY TRUST
                            ON BEHALF OF ITS SERIES,
                             VAN KAMPEN UTILITY FUND

                   SUPPLEMENT DATED SEPTEMBER 30, 2003 TO THE
                CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                         PROSPECTUS DATED JULY 31, 2003


The Prospectus is hereby supplemented as follows:

         The section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

         PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Sector Research team. The team is made up of established investment professionals. Current members of the team include Edward Gaylor, an Executive Director of the Adviser, Christine Drusch, a Managing Director of the Adviser, and Ronald B. Silvestri, a Vice President of the Adviser. The composition of the team may change without notice from time to time.











                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE